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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  May 5, 2010
                                  -----------
                Date of Report (Date of earliest event reported)


                                Aptargroup, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)


       Delaware                     1-11846                    36-3853103
       --------                     -------                    ----------
   (State or other          (Commission File Number)          (IRS Employer
    jurisdiction                                            Identification No.)
  of incorporation)


       475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: 815-477-0424.
                                                           ------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.07.     Submission of Matters to a Vote of Security Holders

Aptargroup, Inc. (the "Company") held its Annual Meeting of Stockholders on May 5, 2010. At the Annual Meeting, Alain Chevassus, Stephen J. Hagge and Giovanna Kampouri Monnas were elected to serve as directors of the Company until the Annual Meeting in 2013. In addition, the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2010 was ratified by the stockholders. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.




                                                                               Votes            Broker Non-
                                                            Votes For         Withheld             Votes
                                                           -----------        ---------         -----------
1.   Election of Directors to terms expiring at the 2013
     Annual Meeting of Stockholders:
     Alain Chevassus                                        58,578,583         379,972           3,302,052

     Stephen J. Hagge                                       58,417,459         541,096           3,302,052

     Giovanna Kampouri Monnas                               58,465,776         492,779           3,302,052

                                                                                Votes
                                                            Votes For          Against         Abstentions
                                                           -----------        ---------        -----------
2.   Ratification of the appointment of                     61,303,426         907,565            49,616
     PricewaterhouseCoopers LLP as the
     Independent Registered Public Accounting Firm
     for the fiscal year ending December 31, 2010.



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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              Aptargroup, Inc.


Date:  May 6, 2010                    By:     /s/ Stephen J. Hagge
                                              --------------------
                                              Stephen J. Hagge
                                              Executive Vice President and Chief
                                              Operating Officer


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